                                                                    EXHIBIT 99.1



FOR IMMEDIATE RELEASE


Contact:      Jerry W. Nix, Executive Vice President - Finance
              (770) 612-2048


                              GENUINE PARTS COMPANY
                         REPORTS SALES AND EARNINGS FOR
                      SECOND QUARTER AND FIRST HALF OF 2004


Atlanta, Georgia, July 15, 2004 -- Genuine Parts Company (NYSE: GPC) reported sales and earnings for the second quarter and six months ended June 30, 2004. Larry Prince, Chairman of the Board of Directors, announced today that sales totaling $2.3 billion were up 7% compared to the second quarter of 2003. Net income was $101.1 million, an increase of 12%, compared to $90.1 million for the second quarter of 2003. On a per share diluted basis, net income was 58 cents, up 12% compared to 52 cents for the second quarter last year.

For the six months ended June 30, 2004, sales totaled $4.5 billion, up 8% compared to the same period in 2003. Net income for the six months was $201.3 million, an increase of 13% over $178.6 million recorded in the previous year before the cumulative effect of an accounting change adopted January 1, 2003. Earnings per share on a diluted basis were $1.15, up 13% compared to $1.02 for the same period last year before the accounting change. In accordance with the Financial Accounting Standards Board's EITF 02-16 affecting the accounting treatment of cash consideration received from vendors, a non-cash charge of $20 million was recorded as of January 1, 2003, representing the cumulative effect of a change in accounting principle. After the cumulative effect adjustment in 2003, net income for the six months ended June 30, 2004 was up 27% and diluted earnings per share were up 26% compared to the six months ended June 30, 2003.

Mr. Prince stated: "Our second quarter results continued the positive direction established in the first quarter with both sales and earnings reaching record levels. We were again pleased to see each of our four business segments contribute to our success in the quarter."


                                    (Cont.)

Mr. Prince further commented: "Sales for Motion Industries, our Industrial Group, and EIS, our Electrical/Electronics Group, were especially strong. Both of these companies serve the manufacturing sector, which is currently experiencing a strong recovery from earlier periods. Motion's sales grew by 11% for the quarter and EIS was up 17%. Automotive sales were up 4% for the period and S.P. Richards, our Office Products Group, improved by 5%. It is interesting to note over a period of time how the diversity of our various businesses brings us strength and balance. The splendid performance we are now seeing at Motion and EIS is a clear statement to this idea."

Mr. Prince concluded: "We have a number of positives working for us as we move into the second half of 2004. The diversity of our Company in four sound industries gives us great balance and we expect to see continued improvement. Our Balance Sheet remains in excellent shape to support the continued growth ahead of us and we believe the final half of 2004 will be a good one for Genuine Parts Company."

CONFERENCE CALL

Genuine Parts Company will hold a conference call today at 11:00 a.m. EDT to discuss the results of the quarter and the future outlook. Interested parties may listen by dialing 877-422-4780, conference ID 8306890. A replay will also be available at 800-642-1687, conference ID 8306890, until 12:00 a.m. EDT on July 29, 2004.

FORWARD LOOKING STATEMENTS

Various statements in this release may constitute forward-looking statements. Actual results may differ materially from those indicated as a result of various important factors. Such factors include, but are not limited to, changes in general economic conditions, the growth rate of the market for the Company's products and services, the ability to maintain favorable supplier arrangements and relationships, competitive product and pricing pressures, the effectiveness of the Company's promotional, marketing and advertising programs, changes in laws and regulations, including changes in accounting and taxation guidance, the uncertainties of litigation, as well as other risks and uncertainties discussed from time to time in the Company's filings with the Securities and Exchange Commission.

ABOUT GENUINE PARTS COMPANY

Genuine Parts Company is a distributor of automotive replacement parts in the U.S., Canada and Mexico. The Company also distributes industrial replacement parts in the U.S., Canada and Mexico through its Motion Industries subsidiary.
S. P. Richards Company, the Office Products Group, distributes product nationwide in the U.S. and in Canada. The Electrical/Electronics Group, EIS, Inc., distributes electrical and electronic components throughout the U.S. and Mexico.


                                    (Cont.)

                     GENUINE PARTS COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME

                                   (Unaudited)



                                                              Three Months Ended June 30,         Six Months Ended June 30,
                                                            -----------------------------       -----------------------------

                                                                2004             2003              2004              2003
                                                            -----------       -----------       -----------       -----------

                                                                          (in thousands, except per share data)
Net sales ............................................       $ 2,297,686       $ 2,152,794       $ 4,494,677       $ 4,174,652
Cost of goods sold ...................................         1,604,621         1,501,411         3,114,701         2,884,929
                                                             -----------       -----------       -----------       -----------
                                                                 693,065           651,383         1,379,976         1,289,723
Selling, administrative & other expenses .............           529,132           503,356         1,053,646           996,501
                                                             -----------       -----------       -----------       -----------

Income before income taxes and cumulative
   effect of a change in accounting principle ........           163,933           148,027           326,330           293,222
Income taxes .........................................            62,787            57,879           124,985           114,650
                                                             -----------       -----------       -----------       -----------

Net income before cumulative effect of
   a change in accounting principle ..................           101,146            90,148           201,345           178,572
Cumulative effect of a change in
   accounting principle (1) ..........................              --                --                --             (19,541)
                                                             -----------       -----------       -----------       -----------
Net income ...........................................       $   101,146       $    90,148       $   201,345       $   159,031
                                                             ===========       ===========       ===========       ===========


Basic net income per common share:

Before cumulative effect of a change in
   accounting principle ..............................       $       .58       $       .52       $      1.15       $      1.03
Cumulative effect of a change in accounting principle               --                --                --                (.12)
                                                             -----------       -----------       -----------       -----------
Basic net income .....................................       $       .58       $       .52       $      1.15       $        91
                                                             ===========       ===========       ===========       ===========

Diluted net income per common share:

Before cumulative effect of a change in
   accounting principle ..............................       $       .58       $       .52       $      1.15       $      1.02
Cumulative effect of a change in accounting principle               --                --                --                (.11)
                                                             -----------       -----------       -----------       -----------
Diluted net income ...................................       $       .58       $       .52       $      1.15       $        91
                                                             ===========       ===========       ===========       ===========

Weighted average common shares outstanding ...........           174,829           173,895           174,575           174,019

Dilutive effect of stock options and
   non-vested restricted stock awards ................               815               565               694               498
                                                             -----------       -----------       -----------       -----------

Weighted average common shares outstanding
   assuming dilution .................................           175,644           174,460           175,269           174,517
                                                             ===========       ===========       ===========       ===========


(1) On January 1, 2003 the Company recorded a non-cash charge related to the capitalization of certain vendor consideration in connection with the Financial Accounting Standards Board's EITF No. 02-16, "Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor".


                                    (Cont.)

                     GENUINE PARTS COMPANY AND SUBSIDIARIES
                  SEGMENT INFORMATION AND FINANCIAL HIGHLIGHTS
                                   (Unaudited)


                                            Three month period ended June 30,        Six month period ended June 30,
                                                2004                2003                2004                2003
                                             -----------         -----------         -----------        -----------
                                                                       (in thousands)
Net sales:
     Automotive ......................       $ 1,218,695         $ 1,167,797         $ 2,345,246        $ 2,190,268
     Industrial ......................           629,402             565,912           1,237,906          1,135,542
     Office Products .................           372,354             355,448             759,144            719,274
     Electrical/Electronic Materials .            85,827              73,283             168,906            148,700
     Other (1) .......................            (8,592)             (9,646)            (16,525)           (19,132)
                                             -----------         -----------         -----------        -----------
         Total net sales .............       $ 2,297,686         $ 2,152,794         $ 4,494,677        $ 4,174,652
                                             ===========         ===========         ===========        ===========

Operating profit:
     Automotive ......................       $   109,492         $   103,832         $   202,753        $   187,262
     Industrial ......................            38,179              33,232              84,298             76,419
     Office Products .................            32,694              31,333              76,448             72,889
     Electrical/Electronic Materials .             4,300               1,916               7,520              3,513
                                             -----------         -----------         -----------        -----------
         Total operating profit ......           184,665             170,313             371,019            340,083
     Interest expense ................            (9,870)            (13,350)            (19,847)           (27,044)
     Other, net ......................           (10,862)             (8,936)            (24,842)           (19,817)
                                             -----------         -----------         -----------        -----------
         Income before income taxes
           and accounting change .....       $   163,933         $   148,027         $   326,330        $   293,222
                                             ===========         ===========         ===========        ===========


Capital expenditures .................       $    13,514         $    11,529         $    25,571        $    37,188
                                             ===========         ===========         ===========        ===========


Depreciation and amortization ........       $    16,998         $    18,740         $    33,191        $    35,771
                                             ===========         ===========         ===========        ===========


Current ratio ........................                                                     3.0/1              3.4/1
                                                                                     ===========        ===========

Total debt to total capitalization ...                                                      20.5%              26.6%
                                                                                     ===========        ===========




(1) Represents the net effect of discounts, incentives and freight billed reported as a component of net sales.


                                    (Cont.)

                     GENUINE PARTS COMPANY and SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                     ASSETS


                                                                                   June 30,         June 30,
                                                                                     2004             2003
                                                                                  ----------       ----------
                                                                                           (Unaudited)
                                                                                          (in thousands)
CURRENT ASSETS

Cash and cash equivalents .................................................       $  127,732       $   21,942

Trade accounts receivable .................................................        1,173,766        1,138,389

Inventories ...............................................................        2,139,207        2,044,336

Prepaid and other current accounts ........................................          110,937           84,776
                                                                                  ----------       ----------

         TOTAL CURRENT ASSETS .............................................        3,551,642        3,289,443

Goodwill and other intangible assets ......................................           57,850           58,297

Other assets ..............................................................          319,735          334,771

Total property, plant and equipment, net ..................................          332,863          338,982
                                                                                  ----------       ----------

TOTAL ASSETS ..............................................................       $4,262,090       $4,021,493
                                                                                  ==========       ==========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable ..........................................................       $  772,563       $  624,476

Current portion long-term debt and other borrowings .......................          127,172          130,818

Income taxes ..............................................................           45,386           24,105

Dividends payable .........................................................           52,483           51,297

Other current liabilities .................................................          173,897          150,392
                                                                                  ----------       ----------

         TOTAL CURRENT LIABILITIES ........................................        1,171,501          981,088

Long-term debt ............................................................          500,000          671,682

Deferred income taxes .....................................................          113,254          100,597

Minority interests in subsidiaries ........................................           51,514           48,559


Common stock ..............................................................          174,993          173,936

Retained earnings and other ...............................................        2,250,828        2,045,631
                                                                                  ----------       ----------

         TOTAL SHAREHOLDERS' EQUITY .......................................        2,425,821        2,219,567
                                                                                  ----------       ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ................................       $4,262,090        4,021,493
                                                                                  ==========       ==========


                                    (Cont.)

                     GENUINE PARTS COMPANY AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                   (Unaudited)

                                                                                               Six Months
                                                                                              Ended June 30,
                                                                                             --------------
                                                                                             (in thousands)
                                                                                          2004             2003
                                                                                       ---------        ---------
OPERATING ACTIVITIES:
   Net income ..................................................................       $ 201,345        $ 159,031
   Adjustments to reconcile net income to net cash provided by operating activities:
     Cumulative effect of a change in accounting principle .....................              --           19,541
     Depreciation and amortization .............................................          33,191           35,771
     Other .....................................................................           1,656           (2,242)
     Changes in operating assets and liabilities ...............................           1,483          (66,186)
                                                                                       ---------        ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES ......................................         237,675          145,915

INVESTING ACTIVITIES:
   Purchase of property, plant and equipment ...................................         (25,571)         (37,188)
   Other .......................................................................              --             (863)
                                                                                       ---------        ---------
NET CASH USED IN INVESTING ACTIVITIES ..........................................         (25,571)         (38,051)

FINANCING ACTIVITIES:
   Net (payments) proceeds on credit facilities ................................         (21,900)          10,999
   Stock options exercised .....................................................          28,918            1,401
   Dividends paid ..............................................................        (103,667)        (101,946)
   Purchase of stock ...........................................................          (3,116)         (16,371)
                                                                                       ---------        ---------

NET CASH USED IN FINANCING ACTIVITIES ..........................................         (99,765)        (105,917)
                                                                                       ---------        ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS ......................................         112,339            1,947

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD ...............................          15,393           19,995
                                                                                       ---------        ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD .....................................       $ 127,732        $  21,942
                                                                                       =========        =========


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